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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 4, 2002



                               MOTHERS WORK, INC.

                 (Exact name of issuer as specified in charter)



            DELAWARE                   0-21196                13-3045573
  (State or Other Jurisdiction       (Commission           (I.R.S. Employer
       of Incorporation or               file                Identification
          Organization)                 number)                  Number)


                             456 NORTH FIFTH STREET
                        PHILADELPHIA, PENNSYLVANIA 19123
                    (Address of principal executive offices)


                                 (215) 873-2200

              (Registrant's telephone number, including area code)


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ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 4, 2002, Mothers Work, Inc. (the "Company") dismissed Arthur Andersen LLP ("Arthur Andersen") as its independent public accountants. On June 6, 2002, the Company engaged KPMG LLP ("KPMG") to serve as the Company's independent public accountants for the fiscal year 2002. The appointment of KPMG was effective immediately. The decision by the Board of Directors to replace Arthur Andersen with KPMG was based on the recommendation of the Company's Audit Committee and approved by the Board of Directors.

Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended September 30, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended September 30, 2001 and 2000 and through the filing date of this Current Report on Form 8-K, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated June 6, 2002, stating its agreement with such statements.

During the years ended September 30, 2001 and 2000 and through the filing date of this Current Report on Form 8-K, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

    EXHIBIT NO.        DESCRIPTION
    -----------        -----------
    16                 Letter from Arthur Andersen LLP to the Securities and
                       Exchange Commission dated June 6, 2002.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        MOTHERS WORK, INC.


Date: June 6, 2002                      By: /s/ EDWARD M. KRELL
                                            -----------------------------
                                            Edward M. Krell
                                            Senior Vice President - Chief
                                            Financial Officer


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                                INDEX TO EXHIBITS

EXHIBIT NO.        DESCRIPTION
-----------        -----------
16                 Letter from Arthur Andersen LLP to the Securities and
                   Exchange Commission dated June 6, 2002.